UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2020

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

  Item 1.01     Entry into a Material Definitive Agreement

On December 18, 2020, (the “Closing Date”), a wholly owned subsidiary of THOR Industries, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders of Tiffin Motorhomes, Inc., Vanleigh RV, Inc., Water-Way, Inc., Wynne Enterprises, Inc., Tiffin Door Co., Inc., Roma Enterprises, Inc., Drive-A-Way of Red Bay, Inc., TVL Real Estate, LLC (the “Sellers”), and Robert A. Tiffin, Jr. solely in the capacity as the Seller Representative, solely for the limited purposes expressly set forth in the Purchase Agreement, pursuant to which the Company acquired all of the issued and outstanding shares of capital stock of Tiffin. Tiffin is engaged in the business of manufacturing towable and motorized recreational vehicles.

Under the Purchase Agreement, the Closing was deemed effective as of 11:59 p.m. on the Closing Date. Capitalized terms used in this Form 8-K but not otherwise defined herein shall have the meanings ascribed to those terms in the Purchase Agreement.

The Agreement provides that the purchase price to be paid by the Company to the Seller will be $300,000,000, subject to adjustment as set forth in the Purchase Agreement.

Tiffin will operate as an independent, wholly owned subsidiary of the Company following the closing of the transactions contemplated by the Purchase Agreement and Tiffin’s senior management team has agreed to continue employment with Tiffin after the sale.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference herein, and a copy of the Purchase Agreement is attached hereto as Exhibit 99.3.

On December 21, 2020, the Company issued a press release announcing its acquisition of Tiffin. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In addition, the Company provided a slide presentation describing the transaction. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

99.1	Copy of press release dated December 21, 2020 issued by the Company
99.2	Copy of slide presentation dated December 21, 2020 posted by the Company to its website
99.3

Copy of Stock Purchase Agreement, dated as of December 18, 2020, by and among Thor Industries, Inc., the shareholders of Tiffin Motorhomes, Inc., Vanleigh RV, Inc., Water-Way, Inc., Wynne Enterprises, Inc., Tiffin Door Co., Inc., Roma Enterprises, Inc., Drive-A-Way of Red Bay, Inc., and TVL Real Estate, LLC

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

*Certain schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date:	December 22, 2020	By:	/s/ W. Todd Woelfer
		Name:	W. Todd Woelfer
		Title:	Senior Vice President,
General Counsel and Secretary